NOTICE OF GUARANTEED DELIVERY

                              Energy Partners, Ltd.
    OFFER TO EXCHANGE ITS ISSUED AND OUTSTANDING 8 3/4% SENIOR NOTES DUE 2010 FOR ITS 8 3/4% SENIOR NOTES DUE 2010 WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED

                 PURSUANT TO THE PROSPECTUS, DATED          , 2003

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________,
2003, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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     As set forth in the Prospectus dated __________, 2003 (the "Prospectus")
and the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form, or one substantially equivalent hereto, must be used to accept the Exchange Offer if certificates representing the 8 3/4% Senior Notes due 2010 (the "Old Notes") of Energy Partners, Ltd., a Delaware corporation (the "Company"), are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit a Holder's certificates or other required documents to reach the Exchange Agent prior to the Expiration Date. Such form may be delivered by hand, overnight courier, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution (as defined in the Letter of Transmittal) unless such form is submitted on behalf of an Eligible Institution. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Prospectus.

                              The Exchange Agent is

                             WELLS FARGO BANK, N.A.

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
By Registered or Certified Mail:   By Hand after 4:30 p.m.     By Hand before 4:30 p.m.:
                                  or by Overnight Courier:


Wells Fargo Bank, N.A.            Wells Fargo Bank, N.A.       Wells Fargo Bank, N.A.
Corporate Trust Operations        Corporate Trust Operations   Corporate Trust Operations
MAC N9303-121                     Sixth and Marquette          Sixth and Marquette
P.O. Box 1517                     MAC N9303-121                MAC N9303-121
Minneapolis, MN 55480-1517        Minneapolis, MN 55479        Minneapolis, MN 55479

                                  By Facsimile:

                                 (612) 667-4927


                              Confirm by Telephone:

                                 (800) 344-5128
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                                  By Facsimile:



                              Confirm by Telephone:


          Delivery of this instrument to an address or transmission via facsimile number other than the ones above will not
                          constitute a valid delivery.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.



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Ladies & Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company $__________ principal amount of Old Notes, pursuant to the guaranteed delivery procedures set forth in the Prospectus and accompanying Letter of Transmittal.

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
           Certificate Numbers of Old Notes
                    (if available)                                           Principal Amount Tendered
-------------------------------------------------------           -------------------------------------------------

-------------------------------------------------------           -------------------------------------------------

-------------------------------------------------------           -------------------------------------------------

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     If Old Notes will be tendered by book-entry transfer to The Depositary
Trust Company (the "DTC"), provide account number.

     Account No.___________________

     The undersigned authorizes the Exchange Agent to deliver this Notice of Guaranteed Delivery to the Company and Wells Fargo Bank, N.A., as Trustee with respect to the Old Notes tendered pursuant to the Exchange Offer.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.


                              SIGN HERE
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          Signature(s) of Registered Holder(s) or Authorized Signatory
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                         Name(s) of Registered Holder(s)
                             (Please Type or Print)
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                                     Address
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                                    Zip Code
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                         Area code and Telephone Number
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Dated:                                                              ,  2003
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                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby (a) represents that the above-named person(s) are deemed to own the Old Notes tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Old Notes complies with Rule 14e-4 and (c) guarantees delivery to the Exchange Agent of certificates representing the Old Notes tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, with a properly completed and duly executed Agent's Message (as defined in the Letter of Transmittal) or Letter of Transmittal, as the case may be, with any required signature guarantees and any other documents required by the Letter of Transmittal, within three Business Days after the date of execution hereof.

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
------------------------------------------------       -------------------------------------------------
                  Name of Firm                                               Title


------------------------------------------------       -------------------------------------------------
              Authorized Signature                                Name (Please Type or Print)

                                                           Dated: ____________________________, 2003
------------------------------------------------
                    Address


------------------------------------------------
         Area Code and Telephone Number

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NOTE: DO NOT SEND CERTIFICATES REPRESENTING OLD NOTES WITH THIS FORM.
      CERTIFICATES FOR OLD NOTES MUST BE SENT WITH YOUR LETTER OF TRANSMITTAL.